UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

April 22, 2019
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ⃞

ITEM 8.01. OTHER EVENTS

On April 22, 2019, Pitney Bowes Inc. (the “Company”) called for redemption all of its outstanding shares of (i) 4% Convertible Cumulative Preferred Stock, par value $50 per share (the “4% Preferred Stock”) and, (ii) $2.12 Convertible Preference Stock, without par value (the “$2.12 Preference Stock” and, together with the Preferred Stock, the “Stock”).

The Stock will be redeemed on June 18, 2019 (the “Redemption Date”). The redemption price for the 4% Preferred Stock will be $50 per share, plus the portion of the quarterly dividend accrued as of the Redemption Date and all unpaid dividends thereon. The redemption price for the $2.12 Preference Stock will be $28 per share, plus the portion of the quarterly dividend accrued as of the Redemption Date and all unpaid dividends thereon.

Prior to 5:00 PM Eastern Time (the “Close of Business”) on the Redemption Date holders of the 4% Preferred Stock will have the right to convert their shares of 4% Preferred Stock into Company common stock (“Common Stock”) at the rate described below in lieu of the redemption. Prior to the Close of Business on the day prior to the Redemption Date holders of the $2.12 Preference Stock will have the right to convert their shares of $2.12 Preference Stock into Common Stock at the rate described below in lieu of the redemption. Upon conversion, (i) each share of 4% Preferred Stock would entitle its holder to receive 24.24 shares of Common Stock, and (ii) each share of $2.12 Preference Stock would entitle its holder to receive 16.53 shares of Common Stock. Additional information regarding these conversion rights is detailed in the Company’s Restated Certificate of Incorporation, which was filed as Exhibit 3(c) to the Company’s Form 8-K filed with the Commission on May 12, 2011 (Commission file number 1-3579).

A notice of redemption will be delivered by Broadridge Corporate Issuer Solutions, Inc. to all holders of the Stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release of Pitney Bowes Inc., dated April 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Debbie D. Salce
Name: Debbie D. Salce
Date: April 22, 2019	Title: Vice President and Treasurer